Exhibit 99.1

DIGITAL RIVER COMPARISON OF HISTORICAL NON-GAAP TO NON-GAAP FROM CONTINUING OPERATIONS

# HISTORICAL NON-GAAP RECONCILIATIONS

**(Unaudited, in thousands, except per share amounts)**

| | Three months ended | | | | Twelve months ended | Three months ended | |
|---|---|---|---|---|---|---|---|
| | March 31, 2012 | June 30, 2012 | September 30, 2012 | December 31, 2012 | December 31, 2012 | March 31, 2013 | June 30, 2013 |
| Revenue | 102,443 | 90,774 | 91,670 | 101,335 | 386,222 | 113,693 | 92,471 |
| Costs and expenses (exclusive of depreciation and amortization expense shown separately below): | | | | | | | |
| Direct cost of services | 18,422 | 16,125 | 16,396 | 19,890 | 70,833 | 22,940 | 17,585 |
| Network and infrastructure | 12,757 | 12,932 | 13,414 | 14,459 | 53,562 | 15,261 | 14,490 |
| Sales and marketing | 28,728 | 27,204 | 24,944 | 25,136 | 106,012 | 30,834 | 27,222 |
| Product research and development | 16,003 | 15,416 | 15,677 | 16,414 | 63,510 | 17,799 | 18,156 |
| General and administrative | 12,170 | 11,414 | 13,897 | 18,919 | 56,400 | 18,628 | 14,293 |
| Goodwill impairment | - | - | - | 175,241 | 175,241 | 21,249 | - |
| Depreciation and amortization | 5,339 | 4,950 | 4,969 | 5,049 | 20,307 | 5,030 | 5,088 |
| Amortization of acquisition-related intangibles | 1,849 | 1,743 | 1,709 | 1,766 | 7,067 | 1,928 | 2,283 |
| Total costs and expenses | 95,268 | 89,784 | 91,006 | 276,874 | 552,932 | 133,669 | 99,117 |
| Income (loss) from operations | 7,175 | 990 | 664 | (175,539) | (166,710) | (19,976) | (6,646) |
| Interest income | 1,139 | 996 | 773 | 912 | 3,820 | 596 | 780 |
| Interest expense | (2,240) | (2,254) | (2,262) | (2,212) | (8,968) | (1,978) | (1,964) |
| Other income (expense), net | (297) | 1,030 | (606) | 4,669 | 4,796 | 10,914 | 6,100 |
| Income (loss) before income taxes | 5,777 | 762 | (1,431) | (172,170) | (167,062) | (10,444) | (1,730) |
| | | | | | | | |
| GAAP pre-tax income (loss) | $ 5,777 | $ 762 | $ (1,431) | $ (172,170) | $ (167,062) | $ (10,444) | $ (1,730) |
| Add back amortization of acquisition-related intangibles | 1,849 | 1,743 | 1,709 | 1,766 | 7,067 | 1,928 | 2,283 |
| Add back stock-based compensation expense | 5,961 | 6,231 | 6,063 | 11,262 | 29,517 | 5,575 | 6,379 |
| Add back restructuring related costs | 395 | 49 | 73 | 1,508 | 2,025 | 3,094 | 706 |
| Add back litigation settlement related costs | - | - | 750 | - | 750 | - | 312 |
| Add back acquisition and integration costs | - | - | 622 | 175 | 797 | 4,532 | 269 |
| Add back unrealized investment loss (gain) | - | - | 627 | (3,568) | (2,941) | (11,067) | (6,459) |
| Add back goodwill impairment | - | - | - | 175,241 | 175,241 | 21,249 | - |
| Subtotal | 13,982 | 8,785 | 8,413 | 14,214 | 45,394 | 14,867 | 1,760 |
| Income tax expense @ 21% | 2,936 | 1,845 | 1,767 | 2,985 | 9,533 | 3,122 | 370 |
| **Non-GAAP net income** | 11,046 | 6,940 | 6,646 | 11,229 | 35,861 | 11,745 | 1,390 |
| | | | | | | | |
| Add back debt interest expense and issuance cost amortization, net of tax benefit | 1,409 | 1,412 | 1,414 | 1,382 | 5,617 | 1,233 | - |
| **Adjusted net income for non-GAAP EPS calculation** | $ 12,455 | $ 8,352 | $ 8,060 | $ 12,611 | $ 41,478 | $ 12,978 | $ 1,390 |
| | | | | | | | |
| **Non-GAAP net income per share - diluted** | $ 0.30 | $ 0.20 | $ 0.20 | $ 0.31 | $ 1.02 | $ 0.33 | $ 0.04 |
| | | | | | | | |
| Shares used in per share calculation - diluted | 41,032 | 40,783 | 40,172 | 40,163 | 40,719 | 39,767 | 32,739 |

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# CONTINUING OPERATIONS NON-GAAP RECONCILIATIONS

(Unaudited, in thousands, except per share amounts)

| | Three months ended | | | | Twelve months ended | Three months ended | | | Nine months ended |
|---|---|---|---|---|---|---|---|---|---|
| | March 31, 2012 | June 30, 2012 | September 30, 2012 | December 31, 2012 | December 31, 2012 | March 31, 2013 | June 30, 2013 | September 30, 2013 | September 30, 2012 |
| Revenue | 98,204 | 87,117 | 87,056 | 98,119 | 370,496 | 111,021 | 90,163 | 87,260 | 288,444 |
| Costs and expenses (exclusive of depreciation and amortization expense shown separately below): | | | | | | | | | |
| Direct cost of services | 17,249 | 15,085 | 15,476 | 18,946 | 66,756 | 22,006 | 17,061 | 16,205 | 55,272 |
| Network and infrastructure | 12,452 | 12,686 | 13,184 | 14,242 | 52,564 | 15,075 | 14,326 | 14,648 | 44,049 |
| Sales and marketing | 26,551 | 25,286 | 22,756 | 23,223 | 97,816 | 29,456 | 25,946 | 25,013 | 80,415 |
| Product research and development | 15,469 | 14,962 | 15,201 | 15,918 | 61,550 | 17,248 | 17,611 | 18,108 | 52,967 |
| General and administrative | 12,046 | 11,253 | 13,726 | 18,738 | 55,763 | 18,347 | 13,682 | 12,011 | 44,040 |
| Goodwill impairment | - | - | - | 175,241 | 175,241 | 21,249 | - | - | 21,249 |
| Depreciation and amortization | 5,310 | 4,921 | 4,940 | 5,021 | 20,192 | 5,000 | 5,066 | 5,682 | 15,748 |
| Amortization of acquisition-related intangibles | 1,257 | 1,151 | 1,118 | 1,174 | 4,700 | 1,928 | 2,283 | 2,149 | 6,360 |
| Total costs and expenses | 90,334 | 85,344 | 86,401 | 272,503 | 534,582 | 130,309 | 95,975 | 93,816 | 320,100 |
| Income (loss) from operations | 7,870 | 1,773 | 655 | (174,384) | (164,086) | (19,288) | (5,812) | (6,556) | (31,656) |
| Interest income | 1,139 | 996 | 773 | 912 | 3,820 | 596 | 780 | 553 | 1,929 |
| Interest expense | (2,240) | (2,254) | (2,262) | (2,212) | (8,968) | (1,979) | (1,964) | (1,941) | (5,884) |
| Other income (expense), net | (293) | 1,018 | (601) | 4,675 | 4,799 | 10,905 | 6,109 | (297) | 16,717 |
| Income (loss) from continuing operations before income taxes | 6,476 | 1,533 | (1,435) | (171,009) | (164,435) | (9,766) | (887) | (8,241) | (18,894) |
| | | | | | | | | | |
| GAAP pre-tax income (loss) from continuing operations | $ 6,476 | $ 1,533 | $ (1,435) | $ (171,009) | $ (164,435) | $ (9,766) | $ (887) | $ (8,241) | (18,894) |
| Add back amortization of acquisition-related intangibles | 1,257 | 1,151 | 1,118 | 1,174 | 4,700 | 1,928 | 2,283 | 2,149 | 6,360 |
| Add back stock-based compensation expense | 5,961 | 6,231 | 6,063 | 11,262 | 29,517 | 5,575 | 6,379 | 4,341 | 16,295 |
| Add back restructuring related costs | 331 | - | - | 1,354 | 1,685 | 2,808 | 424 | 395 | 3,627 |
| Add back litigation settlement related costs | - | - | 750 | - | 750 | - | 312 | - | 312 |
| Add back acquisition and integration costs | - | - | 622 | 175 | 797 | 4,532 | 269 | 94 | 4,895 |
| Add back realized investment loss (gain) | - | - | 627 | (3,568) | (2,941) | (11,067) | (6,459) | - | (17,526) |
| Add back goodwill impairment | - | - | - | 175,241 | 175,241 | 21,249 | - | - | 21,249 |
| Subtotal | 14,025 | 8,915 | 7,745 | 14,629 | 45,314 | 15,259 | 2,321 | (1,262) | 16,318 |
| Income tax expense (benefit) @ 21% | 2,945 | 1,872 | 1,626 | 3,072 | 9,516 | 3,204 | 487 | (264) | 3,427 |
| **Non-GAAP income (loss) from continuing operations** | **11,080** | **7,043** | **6,119** | **11,557** | **35,798** | **12,055** | **1,834** | **(998)** | **12,891** |
| Add back debt interest expense and issuance cost amortization, net of tax benefit | 1,409 | 1,412 | 20 | 1,382 | 5,618 | 1,233 | - | - | 59 |
| **Adjusted income (loss) from continuing operations for non-GAAP EPS calculation** | **$ 12,489** | **$ 8,455** | **$ 6,139** | **$ 12,939** | **$ 41,416** | **$ 13,288** | **$ 1,834** | **$ (998)** | **12,950** |
| | | | | | | | | | |
| **Non-GAAP income (loss) from continuing operations per share - diluted** | **$ 0.30** | **$ 0.21** | **$ 0.19** | **$ 0.32** | **$ 1.02** | **$ 0.33** | **$ 0.06** | **$ (0.03)** | **0.39** |
| Shares used in per share calculation - diluted | 41,032 | 40,783 | 33,150 | 40,163 | 40,719 | 39,767 | 32,739 | 31,487 | 32,949 |

Digital River

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# BREAKOUT OF NON-GAAP COSTS & EXPENSES BY FINANCIAL STATEMENT CAPTION

(Unaudited, in thousands)

**Breakdown of stock-based compensation expense**

| | Three months ended | | | | Twelve months ended | Three months ended | | | Nine months ended |
|---|---|---|---|---|---|---|---|---|---|
| | March 31, 2012 | June 30, 2012 | September 30, 2012 | December 31, 2012 | December 31, 2012 | March 31, 2013 | June 30, 2013 | September 30, 2013 | September 30, 2013 |
| Direct cost of services | $ 60 | $ 58 | $ 26 | $ 41 | $ 185 | $ 42 | $ 47 | $ 35 | $ 124 |
| Network and infrastructure | 364 | 368 | 408 | 436 | 1,576 | 415 | 327 | 341 | 1,083 |
| Sales and marketing | 2,168 | 2,129 | 1,949 | 2,037 | 8,283 | 1,832 | 1,799 | 1,718 | 5,349 |
| Product research and development | 735 | 953 | 999 | 998 | 3,685 | 925 | 846 | 782 | 2,553 |
| General and administrative | 2,634 | 2,723 | 2,681 | 7,750 | 15,788 | 2,361 | 3,360 | 1,465 | 7,186 |
| Total | $ 5,961 | $ 6,231 | $ 6,063 | $ 11,262 | $ 29,517 | $ 5,575 | $ 6,379 | $ 4,341 | $ 16,295 |

**Breakdown of restructuring related costs**

| | Three months ended | | | | Twelve months ended | Three months ended | | | Nine months ended |
|---|---|---|---|---|---|---|---|---|---|
| | March 31, 2012 | June 30, 2012 | September 30, 2012 | December 31, 2012 | December 31, 2012 | March 31, 2013 | June 30, 2013 | September 30, 2013 | September 30, 2013 |
| Direct cost of services | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Network and infrastructure | 54 | - | - | - | 54 | 271 | - | (6) | 265 |
| Sales and marketing | 182 | - | - | 27 | 209 | 1,279 | 220 | 305 | 1,804 |
| Product research and development | 49 | - | - | - | 49 | 275 | 64 | 96 | 435 |
| General and administrative | 46 | - | - | 1,327 | 1,373 | 983 | 140 | - | 1,123 |
| Total | $ 331 | $ - | $ - | $ 1,354 | $ 1,685 | $ 2,808 | $ 424 | $ 395 | $ 3,627 |

**Breakdown of litigation settlement related costs**

| | Three months ended | | | | Twelve months ended | Three months ended | | | Nine months ended |
|---|---|---|---|---|---|---|---|---|---|
| | March 31, 2012 | June 30, 2012 | September 30, 2012 | December 31, 2012 | December 31, 2012 | March 31, 2013 | June 30, 2013 | September 30, 2013 | September 30, 2013 |
| Direct cost of services | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Network and infrastructure | - | - | - | - | - | - | - | - | - |
| Sales and marketing | - | - | - | - | - | - | - | - | - |
| Product research and development | - | - | - | - | - | - | - | - | - |
| General and administrative | - | - | 750 | - | 750 | - | 312 | - | 312 |
| Total | $ - | $ - | $ 750 | $ - | $ 750 | $ - | $ 312 | $ - | $ 312 |

**Breakdown of acquisition and integration costs**

| | Three months ended | | | | Twelve months ended | Three months ended | | | Nine months ended |
|---|---|---|---|---|---|---|---|---|---|
| | March 31, 2012 | June 30, 2012 | September 30, 2012 | December 31, 2012 | December 31, 2012 | March 31, 2013 | June 30, 2013 | September 30, 2013 | September 30, 2013 |
| Direct cost of services | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Network and infrastructure | - | - | - | - | - | - | - | - | - |
| Sales and marketing | - | - | - | - | - | 90 | (57) | 38 | 71 |
| Product research and development | - | - | - | - | - | 66 | 68 | 101 | 235 |
| General and administrative | - | - | 622 | 175 | 797 | 4,376 | 258 | (45) | 4,589 |
| Total | $ - | $ - | $ 622 | $ 175 | $ 797 | $ 4,532 | $ 269 | $ 94 | $ 4,895 |

Digital River

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